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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
                AGREEMENT, DATED AS OF AUGUST 1, 1997, PROVIDING
                 FOR THE ISSUANCE OF ASSET-BACKED FLOATING RATE
                         CERTIFICATES, SERIES 1997-LB4)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

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             (Exact name of registrant as specified in its charter)

           Delaware                    333-22559            13-3439681
           --------                    ---------            ----------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

Seven World Trade Center
New York, New York                                          10048
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(Address of Principal                                      (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On August 25, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-LB4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and Long Beach Mortgage Company ("Long Beach") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $141,688,929 as of August 1, 1997 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated August 21, 1997, among the Depositor, Salomon Brothers Realty Corp. and Long Beach. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated August 21, 1997, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and initial PassThrough Rates:


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                                 Initial Certificate
        Class                     Principal Balance       Pass-Through Rate
        -----                     -----------------       -----------------
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          A                       $112,996,000.00              Variable
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         M-1                       $12,397,000.00              Variable
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         M-2                        $9,564,000.00              Variable
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         M-3                        $4,252,000.00              Variable
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         CE                         $2,479,628.90              Variable
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         R-I                              $100.00              Variable
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        R-II                              $100.00              Variable
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        R-III                             $100.00              Variable
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                  The Certificates (except for the Class CE Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated August 21, 1997, and the Prospectus Supplement, dated August 21, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                      (a)      Not applicable

                      (b)      Not applicable

                      (c)      Exhibits



          Exhibit No.                         Description
          -----------                         -----------

             4.1 Pooling and Servicing Agreement, dated as of August 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Long Beach Mortgage Company as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee, relating to the Series 1997-LB4 Certificates.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 25, 1997

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:  /s/ Mark A. Hughes
                                      --------------------------------------
                                   Name:    Mark A. Hughes
                                   Title:   Assistant Vice President


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                                INDEX TO EXHIBITS


                                                                    Sequentially
       Exhibit No.                  Description                    Numbered Page
       -----------                  -----------                    -------------
           4.1              Pooling and Servicing Agreement,             7
                            dated as of August 1, 1997, by and
                            among Salomon Brothers Mortgage
                            Securities VII, Inc. as Depositor,
                            Long Beach Mortgage Company as
                            Master Servicer and Norwest Bank
                            Minnesota, N.A., as Trustee,
                            relating to the Series 1997-LB4
                            Certificates.